UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class – SPCIX
Advisor Class – SPCAX

ANNUAL REPORT

JUNE 30, 2021

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class – SPAIX
Advisor Class – SPABX

SilverPepper

SilverPepper Funds

Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	8
Consolidated Schedule of Investments.	9
Consolidated Statement of Assets and Liabilities	16
Consolidated Statement of Operations	17
Consolidated Statements of Changes in Net Assets	18
Consolidated Financial Highlights	19
SilverPepper Merger Arbitrage Fund
Fund Performance	21
Schedule of Investments	22
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Statement of Cash Flows	29
Financial Highlights	30
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	47
Supplemental Information	49
Expense Examples	52

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

Annual Report Letter to SilverPepper’s Shareholders

June 30, 2021

To my fellow shareholders in the SilverPepper Funds:

After the shock of a global pandemic in the first half of 2020, we were due for a rebound -- and so far, so good. Over the past year, the world, the economy and our Funds have been recovering from the virus. Driven by optimism that the economic recession would be V-shaped, and that the scientific community would be able to vanquish the virus, the economy is growing again -- corporate deals are happening, the S&P 500 Index soared more than 40% in the past 12 months, and the commodity markets were even stronger, with the Bloomberg Commodities Total Return Index up more than 45%.

Markets are also rising because money is pouring out of the government’s spigots. On top of the $5 trillion Cares Act passed amid the Covid onslaught in 2020, the Biden Administration passed another $1.9 trillion Covid Relief Spending Package in March of this year. On the table right now is another $4-plus trillion of spending being proposed for Infrastructure (about $1 trillion on the kind of infrastructure that will directly support commodities, like roads and bridges) and another $3 trillion on “Human Infrastructure,” which calls for increasing taxes on individuals and corporations and then redistributing that money through new government social programs. In addition to the overwhelming fiscal stimulus from Congress, the Federal Reserve Bank’s monetary actions are also highly stimulative. Their monetary policy is two pronged. First, it’s anchored by record-low short-term interest rates to incent banks to lend. Second, it’s focused on keeping lots of liquidity in the market and putting a lid on longer-term interest rates. To accomplish this goal, the Fed continues buying $120 billion of bonds per month, or $1.44 trillion a year. Both the fiscal and monetary measures add up to lots of money floating around. So, we are following the money.

SilverPepper’s Funds

I.	The SilverPepper Commodity Strategies Global Macro Fund

The SilverPepper Commodity Strategies Global Macro Fund (SPCIX) returned a solid 38.05% during the past 12 months, while the Bloomberg Commodity Total Return Index (BCOM) gained 45.61% during the same period. The returns reflect the changing dynamics within the commodities markets as well as the recovery commodities experienced from the deep abyss into which they fell during Covid. Our returns didn’t surge as much as that of the index during the period, but in all fairness, we never suffered the deeper losses of the index, so we had less of a hill to climb. For example, during the first four months of 2020, the index fell 24.94%, yet we limited the Fund’s loss to 15.48%, nearly 10 percentage points better than the BCOM. As a result of our active management, the Fund, based on its Morningstar Risk-Adjusted Rating, since its inception on October 31, 2013, continues to be the #1 Performing Fund in its category, Commodities Broad Basket. (1 out of 79 funds, as of June 30, 2021).

As we anticipate conditions for the rest of 2021, we see five pillars that should support a continued upward move in commodity markets.

#1: Commodities are cheap, especially in comparison to other asset classes. For example, stock valuations are at all-time highs compared to commodity prices. Indeed, you must go back to the 1970s to find a time when commodities were this cheap relative to the S&P 500. And same with bonds. Since short-term interest rates are near zero, commodities face a much smaller headwind if they are to outperform interest-paying bonds. And although inflation is friendly to commodities, it’s downright hostile to bonds.

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#2: Vaccines. Whether you’re vaccinated or not, the success of Operation Warp Speed was the key that freed the global economy from the grips of Covid. The global economy is accelerating, and despite hot spots like India and South Africa, optimism abounds that the global economy has found its footing.

#3: Oversupply gone. Most commodities during this past year had been trading below their costs of production. Oversupply, or inventory, was the culprit and has been since 2014. Much of the oversupply of specific commodities has evaporated. We’re back to just-in-time inventory, where demand will influence price behavior more than supply.

#4: Declining U.S. dollar. Huge deficit spending has made the U.S. dollar fall in value relative to other currencies. Commodities are priced in dollars. When the dollar falls, it makes commodities cheaper for the rest of world, providing a tailwind to global commodity demand.

#5: Underinvestment in commodities. 10 years ago, commodities — as a low correlation, diversifying asset class — were an important piece of every investor’s asset-allocation pie chart. But, now they’re a missing piece of every pie chart, as total commodity mutual-fund assets have fallen from $46 billion in 2010 to $22 billon today. If investment demand takes notice of the current dynamics in the commodity market, it would add another leg to our bullish thesis. Based on these five pillars and our technical analysis, the Bloomberg Commodity Index may go higher, from 93 today, to potentially 125 by year’s end.

During the past year, not all commodities performed alike.

For the Fund, energy was a big winner. Energy commodities — natural gas, crude oil, gasoline, heating oil, and gas oil — were all positive contributors to the Fund’s returns during the first half of the year. Indeed, about half of the Fund’s profits for the first six months of the year can be attributed to our investments in this sector.

The energy sector is currently an incredibly interesting and dynamic sector, with multiple story lines playing out simultaneously. The dominant story has been revived demand across the energy spectrum, all keyed off the great success of folks like Pfizer, Moderna, and J&J in developing the vaccines that led to the lifting of many of the Lockdowns.

Natural gas

During the year, the Fund was well positioned for the energy demand rebound, particularly within natural gas. At nearly 12% of the portfolio’s assets, it was the biggest position in the Fund at the end of June 2021. There are many reasons we like natural gas today, and tomorrow.

First, although demand for natural gas can be volatile and is seasonal, we felt much more comfortable with the demand side of natural gas, often used for stay-at-home activities like cooking, heating, and powerplant electricity generation, than we did, for example, with either oil or gasoline, used primarily for commuting and travel, whose demand has been hanging on the revival of the economy.

Second, as U.S. drillers shut down crude wells in 2020, production of natural gas has softened. Yet demand growth has held up, and indeed exports of Liquified Natural Gas have increased of late.

Third, natural gas is a pretty clean fuel — and getting cleaner. Although we believe fossil fuel demand is destined to decline, natural gas is a long-run transition fuel that will aid in the “greening” of the economy, as increasing technical innovations are making it easier to decarbonize natural gas. We think natural gas will be the last fossil fuel to be replaced by renewable energy sources. But, in the meantime, the near-term risk versus reward is attractive, especially given the recent heat wave we are seeing in the western United States.

Currently, unlike our benchmark, the Bloomberg Commodity Total Return Index, we don’t just own the volatile front-month natural-gas contract, which is really a play on current supply, meeting the fickle demands caused by weather. Instead, we own natural gas calendar strips, meaning we own every monthly futures contract for the remainder of 2021, 2022, and out into 2023. Our view is that usage will grow in the intermediate term because natural gas is a necessary transition fuel for electricity powered by renewables, like wind and solar. And even though production will rise – we are seeing rig counts rise – it likely will remain muted, given producers are under pressure to return cash to shareholders, and not invest in new wells. Therefore, we could see natural gas prices continue to climb from its current price of $3.50, up to $4 or $5 per contract. Given the volatility of natural gas, we have a core long position in natural gas strips. But we have also purchased puts, that will provide some protection if prices fall. However, right now our focus is on buying on dips. We will continue to grow our position with every dip-buying opportunity.

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Crude oil

Although all energy commodities rocketed higher on news of an economic rebound during the past 12 months, the picture going forward is different, particularly with crude oil. Crude is one of those commodities that is trading above its cost of production. West Texas Intermediate Crude (WTI) represents various grades of sweet crude oil (sweet refers to its low sulfur content), pumped in the U.S. and delivered to Cushing, Oklahoma. The break-even cost for the bulk of U.S. shale oil producers is somewhere in the range of $45 to $55 per barrel. WTI is currently trading on the open market for $72 a barrel.

Brent Crude, the other major oil contract, is based on the light, sweet crude produced in the North Sea. Brent is used to price two-thirds of the world’s oil supplies. It was recently trading near $75. Both WTI and Brent prices are heavily influenced by the OPEC game. The OPEC-Plus players have a range of production costs, yet those with significant global influence, like Saudi Arabia, have costs estimated in the mid-single digits per barrel.

Global oil demand is rebounding, especially with summer travel plans picking up in 2021. There are notable exceptions to this global demand, like India, where COVID remains a problem. But OPEC has been holding together, constraining production, and generally speaking, enjoying the higher prices. In fact, the Saudi economy is doing well enough that its Central Bank recently tightened interest rates. If OPEC-Plus remains united, demand will outstrip supply, and prices could grind higher. Yet, the folks in OPEC like to cheat. And one of its members, United Arab Emirates, has been outspoken about its desire to significantly increase its production – thus potentially cheating on its OPEC agreements.

For us, it’s a trading market – a 2-way market. While we could see $80 to $85 per barrel for WTI, and maybe a bit higher for Brent, we do not believe the $100 targets are achievable — which some speculators have been jawing about. Why? On the demand side, there are both issues and opportunities. With any slowdown in global growth, or with slowing vaccination rates in the U.S. and abroad, we could easily see demand stall, and get another correction below $70.

On the supply side, the market is not only susceptible to cheating from UAE, Iran, and others, but we could also see more overt pumping. For example, Biden has been encouraging the Saudis to pump. Or we could see U.S. producers step it up. The rig count, according to the analysis firm, Enverus, is up to 536. That’s a 90% increase from a year ago.

So, we are playing the market for a two-way move. First, we have a core long position in both WTI and Crude. Second, in case either of the supply or demand scenarios comes to fruition, we have both put options for protection, and call options for upside exposure. If the market moves sideways, we won’t see much profit, and will probably lag or underperform our benchmark because of the cost of the options. But, if the market moves $10 either way, we should nicely outperform.

Commodities first, but Global Macro flexibility gives us an inflation edge

The SilverPepper Commodity Strategies Global Macro Fund is a commodities fund, first and foremost. But, as the only “commodity strategies global macro” fund in the mutual-fund marketplace, we can invest in assets, such as currencies, stocks, or bonds, that are influenced by commodity prices. We believe this differentiated strategy is an advantage for the Fund. Why? Because it gives us more avenues to potentially find cheaper, better, or less volatile ways to take advantage of changing commodity prices. This global-macro freedom is particularly important in tapping into the inflation momentum we see from Washington D.C.’s active use of the Treasury’s printing press.

Foreign currencies

Because of the heavy increase in the money supply, we continue to see a weakening U.S. dollar, the primary currency in which commodities are priced and traded. So, beginning in 2020, and continuing through the first half of this year, we sold the U.S. dollar against commodity-related currencies, such as the New Zealand and Aussie dollars, as well as the Mexican peso, a currency that is heavily dependent on oil production. At the beginning of the year, our short U.S. dollar position was 35% of the portfolio’s exposure. At the end of June 2021, it was about 7.50%. Sadly, it cost the Fund about 68 basis points of underperformance relative to our benchmark over the past six months. But we are holding fast, since the U.S. dollar now trades at 93 cents against a broad-basket of foreign currencies, versus 90 cents at the beginning of the year. We can see it making a short-term move, strengthening to 95 cents. But, if it hits that level, we will see it as another major opportunity to sell the dollar, and use that dip, to buy other currencies. That’s because we see continued dollar weakness — with a 30% to 40% decline in the value of the U.S. dollar a possibility.

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Gold

Gold, which has historically served as a safe-haven, hard-asset currency, typically rises when inflation picks up, and people begin to worry about the value of their paper currency. But, as the dollar rallied a bit in the second quarter of 2021, it’s not surprising that gold also lagged. During the past 12 months, our active trading in gold ranged from about a 2% position in the portfolio to 32%, and currently sits at 13%. Gold contributed about 50 basis points of outperformance relative to our index for the year. At the moment, we think gold has bottomed, and may rise from $1,800 to $2,000 per ounce. Although our research is fundamental in nature, we also pay attention to technical indicators. Right now, the 50-day moving average is trading above the 200-day moving average. When this happens in gold, it’s called a “Golden Cross,” and is typically a bullish indicator. Hence, just as with many of the commodities in our portfolio, we are buying forcefully on the dips.

Upward and onwards

As of June 30, 2021, we had 102% gross investment exposure: 94% commodities / 8% currencies. We made some near-term reductions in the Fund’s exposure when recently, and in short order, the Bloomberg Commodity Index got over 96, corn rose to $7 a bushel, coffee to 160 cents per pound, and crude to over $75 per barrel. Just a little too far, too fast. So, we selectively reduced exposure, and bought some put protection. This was a short-term decision, to have some protection in place. But, as these prices have fallen from the highs, as anticipated, we are now buying against these puts, because we view these recent dips as good places to not only buy, but to increase our exposure once again. It’s a lead-lag approach, and we take it, knowing that reducing exposure may cause us to lag in the near term. But it also prepares us to potentially lead, as we can grow exposure at better prices.

To sum up, due to the rapid price appreciation over the past year, not all commodities are selling below their costs of production any longer, such as oil and corn. And yet many still are, which requires active management of your commodities investment. Moreover, other supporting supply and demand factors, as well as macroeconomic factors, continue to be in place, and should continue to support higher commodity prices for the foreseeable future. Hence, we continue to evaluate each individual commodity, based on the reward they offer versus the risk they present to your capital. And then we aggressively buy those commodities on dips. Dips are buys.

II.	SilverPepper Merger Arbitrage Fund

The merger market is healthy, once again. After the worst shock in merger market history in 2020, we adjusted, waited patiently for the markets to recover, and are once again attaining our goals.

The entire merger-arbitrage sector experienced extreme irrational selling in mid-March 2020 from the unprecedented government-imposed lockdowns on business activity. And from the ashes of March 16th, 2020, the world, the economy, and our Fund started rebuilding. As the merger market normalized, so has the Fund’s performance. For the trailing one-year period, the SilverPepper Merger Arbitrage Fund (SPAIX) earned 3.57%, approximately 30 bps per month, just slightly below its long-term average through the end of 2019. And from that perspective the Fund has returned to its previous average level of performance. Since the March bottom, our Fund is up 11.56%.

The last three months of this year have been even better, with an average monthly return of over 60 basis points per month — April and May 2021 were the 11th and 12th best months in the Fund’s 92-month history. Due to this strong performance, in the second quarter, we were the second-best performing fund, based on total return, among those peers that specialize in merger-arbitrage investing.

Since the Fund’s inception, its performance, based on total return, has now rebounded and is now near average relative to its merger peers. The average of the Funds in the specialty merger-arbitrage group since the Fund’s inception in October 2013 has been 2.9%, and over that period the Fund earned 2.6%. Our Fund is also in the middle of the pack for its risk, or standard deviation, since its inception.

The comparisons of our Fund to the other Funds in its Morningstar Category and its resulting star rating have declined dramatically this year, through no fault of the Fund. Recently, Morningstar recategorized all the funds in the Market Neutral Category, and split them between some new categories. Our Fund, and its closest merger-arbitrage peers, is now part of the Event Driven category, which includes a broad universe of Funds investing to profit from a range of events, including announced mergers, but also unannounced mergers, restructurings, spin-offs, recapitalizations and divestitures. As many of these events do not include a “hedge” component, as does our strategy, they tend to have much higher exposure to equity markets or equity beta, and as a result, the performance of these new funds in this current bull market is significantly better, reducing our relative return rankings and star ratings.

Past performance does not guarantee future results. The performance data quoted represents past performance and current or future returns may be higher or lower. Share prices and investment returns may fluctuate, and an investor’s share may be worth more or less than the original investment at redemption. For performance data as of the most recent month end, call 855-554-5540.

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How we’re different from most other specialty merger funds — No SPACs

All but one of our closest peer funds — those that specialize in merger arbitrage — have invested in Special Purpose Acquisition Vehicles, called SPACs — in essence, shell-companies. Our peers have prolifically put their faith in these blind trusts.

The SilverPepper Merger Arbitrage Fund is different than those merger funds — because we have completely avoided investing in SPACs. We closely examined the risk/return opportunities in SPACs, and we decided to remain a pure merger-arbitrage specialist, striving to deliver both the returns and risk that are consistent with investing only in announced mergers.

We think that decision was the right one. Here’s an example that explains why we feel that way. One peer fund that specializes in merger-arbitrage investing had more than a third of its assets spread across more than 110 SPACs at the start of 2020. SPACs (pronounced “Spacks”) were a shiny new opportunity then. And with merger activity declining in 2020, most of our peer funds that specialize in merger-arbitrage investing rushed into SPACs to find returns. In doing so, they took on the equity-market risk, and other risks, which SPACs represented. This certainly helped juice their returns in 2020 and early 2021.

But ever since the SPAC market started to get a bad reputation — for some poor-quality investments — SPAC returns have started to go south. For example, the “SPAC and New Issue ETF” has lost 9.1% since its peak on February 10th, 2021. This negatively impacted our peers.

End result? Since February 10th, 2021 to June 30, 2021, we outperformed the SPAC laden funds. For example, in contrast to the peer fund mentioned above, we outperformed by 333 basis points, and we also bested another peer fund, which held more than 170 SPACs during the same period, by more than 210 basis points.

Let’s make a deal

Deal activity is the lifeblood of our strategy. The merger and acquisitions markets basically shut down through June 2020. During the early stages of the pandemic, management teams were scrambling, and it became apparent that the most popular course of action was to just hunker down, which caused merger announcements and our arbitrage business to grind to a halt. Finally, in July and August of 2020, merger & acquisition activity developed a faint heartbeat, but beginning in September 2020, merger activity started to pump more rapidly. And now, finally, there appears to be sufficient clarity for business leaders to act decisively. Businesses spent $1.74 trillion on deals involving U.S. companies during the first six months of 2021, versus a fraction of that in 2020. Further fuel for the fire is that, so far this year, private equity funds have only been able to invest $89 billion of the more than $3 trillion they have in idle cash. As the investment bankers and CEOs return to the office, everyone appears to be positioning themselves for a busy second half of the year. Consistent with our view is that basically every brokerage house is calling for 2021 to be a record year for mergers & acquisition activity.

As deals in which we were invested have closed, we have been very active redeploying that capital. Much of that capital has been reinvested into smaller deals within the financial industry. Rising interest rates are emboldening the small-town bankers who are seeing their profit margins recover. Small bankers have transitioned from thinking about Covid-related loan losses and asset value mark-downs to exploring how to further expand their franchises. It seems clear that they are currently focused and determined not to miss out on what they feel is an imminent post-Covid economic expansion. This has led to numerous small bank mergers being announced, making May and June of this year some of our busier trading months in years. The financial industry has been very, very good to us over the last couple of decades and we see no reason why that wouldn’t continue in the years to come.

We’re also excited about the spreads available in non-financial deals. For more than a decade we have been forced to contend with falling interest rates and very low levels of inflation. This combination has been a drag on our profit margins for years. With both interest rates and inflation now seemingly on the rise, we are very optimistic that this will allow deal spreads to expand to levels more in line with where they have been historically, which would allow us to achieve higher rates of returns, should this relationship continue to hold in the coming months.

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The rich margins and abundant deal selection universe have led us to raise our merger exposure to peak levels. We currently have gross exposure to merger arbitrage deals approaching 300% of assets and are essentially maximally invested in merger deals. Our investments are spread across 33 merger deals, which is at the high end of our range, and our favorite sector, financial services, represents more than half of our portfolio. Based on all our metrics, the quality of each investment held in our portfolio has definitely improved.

Regulatory question marks

The Biden administration has brought new perspectives on antitrust regulations. In June 2021, Lina Khan, a 32-year-old appointee to the Federal Trade Commission (FTC), was confirmed by the Senate. Though the Senate’s confirmation of her appointment was expected, her subsequent appointment by President Biden as Chair of the FTC was surprising. Despite having very little industry, judicial bench, or government staff experience, she has now been installed as the Chair of the FTC and appears to have her sights set on Amazon, Google, and Facebook, as well as potentially the rest of the tech and the healthcare industries. Ever cautious, it is our goal to stay away from the small subset of deals that could possibly come close to posing antitrust concerns. After we have a better sense of how this is going to play out, we plan on returning to investing in large deals in the technology and healthcare industries.

The Department of Justice (DOJ) also appears almost desperate in attempting to ramp up their antitrust efforts as they have begun to deviate from their own standard practices — for example, unexpectedly filing in court to block Aon’s purchase of Willis Towers Watson. Another ploy the DOJ appears to be using is withholding decisions without regard for statutory deadlines, almost daring companies to simply go ahead and close their deals. Though these “withholding for concerns” play well for the DOJ in the press, it reminds one of a basketball game where the team that is down by 20 points with two minutes to play keeps committing fouls to prolong the game and the inevitable loss. Hopefully, the DOJ won’t feel the need to subject the Salesforce deal to the same type of silliness in their announced acquisition of Slack, as this is one of our larger positions that was initiated prior to these changes on the regulatory front.

Despite the FTC and DOJ’s increased activity in the antitrust arena, it is important to remember that it is antitrust law, which remains unchanged, and that legally constrains regulator’s decisions at the end of the day. For example, the FTC’s initial case against Facebook has already been thrown out of court, the DOJ withdrew its case against Illumina to avoid any further embarrassment, and post-merger 7-Eleven and the FTC settled on what few stores needed to be divested. Though unexpected regulatory complications can be the source of enormous short-term headaches, the vast majority of the time these issues are worked out and may provide trading opportunities for those with common-sense convictions and strong stomachs.

We’re back

We would like to thank all our investors over the years. Since everyone at SilverPepper is an investor in our Funds, we are especially thankful for those investors that stuck with us during the travails all shareholders experienced during 2020. There is once again a buzz of optimism around the office, everyone is back and working hard. It is full steam ahead again and we are extremely pleased with what we see as the trajectory for both our Funds through the rest of the year.

With Respect,

Patrick Reinkemeyer, CFA

Founder and President, SilverPepper LLC

IMPORTANT DISCLOSURE: The views in this letter were as of June 30, 2021 and may not necessarily reflect the same views on the date this letter is published or anytime thereafter. These views are intended to help SilverPepper shareholders in understanding the Funds’ investment strategies and do not constitute investment advice.

All investing involves risk, including the possible loss of principal. There can be no assurance that the Funds will achieve their investment objectives. The SilverPepper Commodity Strategies Global Macro Fund’s specific risks include futures/commodities risk, derivatives risk, Subsidiary risk, high-fee risk, foreign investment risk and non-diversification risk. Futures contracts may fluctuate significantly and unpredictably over short time periods, and commodities are subject to disruptions and distortions, causing loss of principal. The SilverPepper Merger Arbitrage Fund’s specific risk is event risk, which revolves around the successful or unsuccessful completion of an announced merger or acquisition. If a merger does not close as expected, the Fund could lose money. Other risks include smaller companies’ risk, foreign investment risk, derivatives risk and non-diversification risk. Long positions could fall in value and short positions may rise or be imperfect hedges. Specific risks include derivatives risk, high-fee risk, tax risk, foreign investment risk and non-diversification risk. All these risks may increase costs, volatility and lower performance.

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Morningstar Risk-Adjusted Returns Performance Rankings: Morningstar Risk-Adjusted Return is adjusted for risk by calculating a risk penalty for each investment’s return based on “expected utility theory,” a commonly used method of economic analysis. Although the math is complex, the basic concept is relatively straightforward. It assumes that investors are more concerned about a possible poor outcome than an unexpectedly good outcome; and those investors are willing to give up a small portion of an investment’s expected return to reduce the possibility of poor outcomes. This concept is the basis for how Morningstar adjusts for risk. A “risk penalty” is subtracted from each investment’s total return, based on the variation in its month-to-month return during the rating period, with an emphasis on downward variation. The greater the variation, the larger the penalty. If two funds have the exact same return, the one with more variation in its return is given the larger risk penalty.

The since inception time period is from 10/31/2013 to 6/30/2021. The Risk-Adjusted Returns performance ranking includes all funds within the Morningstar category, “Commodities Broad Basket,” as of 6/30/2021. The SilverPepper Commodity Strategies Global Macro Fund Institutional Share class (SPCIX) was 1 out of 79 funds for the since inception period, 29 out of 89 for the trailing five-year period, and 90 out of 93 funds for the trailing one-year period. Source: Morningstar Direct. Past performance is not indicative of future performance.

About Merger Arbitrage Peer Group Methodology: To create a peer group of funds that specialize in merger arbitrage, we initiated the following screening and classification process. Using Morningstar’s mutual-fund database, we screened for: 1). U.S. Domiciled Open-End Funds, with 2). Default Category: “Event Driven,” (41 funds) with category start date on or before 6-30-2021 for funds with 3). Unique Share Class and Institutional (lowest fee) Share Class (18), for funds whose 4). Primary Investment Strategy Description was Merger Arbitrage, by initiating an automated screening for the word “merger” in either the Fund’s name, its investment strategy description, or Morningstar Fund Analysis (8 funds) and screening out those funds whose investment strategy descriptions fell outside of 5). HFRI Event Driven: Merger Arbitrage Index, definitional requirements, excluding those funds whose investment process is not primarily focused on equity and equity related instruments, or strategies that specifically limit post-announced mergers to less than 75% of assets over a given market cycle (7 funds). Source: Morningstar Direct.

The Bloomberg Commodity TR Index: As of June 30, 2021, this widely used Index is made up of 23 exchange-traded futures contracts on physical commodities which are weighted within the Index to account for economic significance and market liquidity.

The S&P 500 Index, or the Standard & Poor's 500 Index: The Index is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. It is not an exact list of the top 500 U.S. companies by market capitalization because there are other criteria to be included in the index.

Portfolio holdings are subject to change without notice and are not intended as a recommendation. Please see the Schedule of Investments in this Report for a complete list of Fund holdings.

Definitions

A basis point is equal to 1/100th of 1 percent, such that 100 basis points are equal to 1 percentage point.

Standard Deviation indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return. If a fund had a mean (average return) of 10%, and a standard deviation of 2%, you would expect the fund’s returns to fall within 12% and 8%, 68% of the time. And 95% of the time, you would expect its return to fall within 6% and 14%.

Beta is the measure of a fund’s sensitivity to market movements, typically as compared an index, such as the S&P 500 Index. By definition, the beta of the market is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the Index in up markets and 10% worse in down markets.

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SilverPepper Commodity Strategies Global Macro Fund

FUND PERFORMANCE at June 30, 2021 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 23 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of June 30, 2021	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	38.12%	2.92%	0.31%	10/31/13
Institutional Class	38.05%	2.90%	0.40%	10/31/13
Bloomberg Commodity Total Return Index	45.61%	2.40%	-2.86%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

The expense ratios for the Advisor Class shares and for the Institutional Class shares were 2.02% and 2.01%, respectively, which were the amounts stated in the current prospectus dated November 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2030 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2021

Principal
Amount
	U.S. GOVERNMENT AND AGENCIES - 4.2%
	United States Treasury Bill
$7,000,000	0.004%, 9/30/21[1]	$6,999,202
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $6,999,929)	6,999,202

Number
of Contracts
	PURCHASED OPTIONS CONTRACTS — 1.5%
	CALL OPTIONS — 0.7%
	CBOT Corn Futures
100	Exercise Price: $5.50, Notional Amount: $2,750,000, Expiration Date: July 23, 2021	307,500
	CBOT Short-Dated New Crop Corn Futures
100	Exercise Price: $6.10, Notional Amount: $3,050,000, Expiration Date: July 23, 2021	123,125
	CME Live Cattle Futures
30	Exercise Price: $1.22, Notional Amount: $1,464,000, Expiration Date: August 6, 2021	34,200
	CMX Gold Futures
50	Exercise Price: $1,810.00, Notional Amount: $9,050,000, Expiration Date: July 2, 2021	3,000
30	Exercise Price: $1,805.00, Notional Amount: $5,415,000, Expiration Date: July 2, 2021	2,700
25	Exercise Price: $1,770.00, Notional Amount: $4,425,000, Expiration Date: July 2, 2021	25,750
100	Exercise Price: $1,880.00, Notional Amount: $18,800,000, Expiration Date: July 16, 2021	8,000
	NYBOT Coffee 'C' Futures
80	Exercise Price: $1.55, Notional Amount: $4,650,000, Expiration Date: July 9, 2021	185,400
70	Exercise Price: $1.60, Notional Amount: $4,200,000, Expiration Date: August 13, 2021	217,350
	NYBOT Sugar Futures
112	Exercise Price: $0.18, Notional Amount: $2,195,200, Expiration Date: July 15, 2021	77,773
	NYMEX Natural Gas Futures
50	Exercise Price: $3.35, Notional Amount: $1,675,000, Expiration Date: July 27, 2021	176,000
	OTC AUD versus USD
100	Exercise Price: $80.00, Notional Amount: $8,000,000, Expiration Date: July 9, 2021	500
	OTC EUR versus USD
150	Exercise Price: $1.1975, Notional Amount: $22,453,125, Expiration Date: July 9, 2021	18,750
	TOTAL CALL OPTIONS
	(Cost $930,218)	1,180,048

	PUT OPTIONS - 0.8%
	CBOT Corn Futures
130	Exercise Price: $5.50, Notional Amount: $3,575,000, Expiration Date: July 23, 2021	55,250
	CBOT Soybean Futures
100	Exercise Price: $13.00, Notional Amount: $6,500,000, Expiration Date: July 23, 2021	21,250
	CBOT Soybean Oil Futures
100	Exercise Price: $57.50, Notional Amount: $3,450,000, Expiration Date: July 23, 2021	68,400
	CME Lean Hogs Futures
90	Exercise Price: $10.10, Notional Amount: $3,636,000, Expiration Date: July 15, 2021	9,900

9

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Number
of Contracts		Value
	PURCHASED OPTIONS CONTRACTS - Continued
	PUT OPTIONS - Continued
	CME Live Cattle Futures
80	Exercise Price: $121.00, Notional Amount: $3,872,000, Expiration Date: July 2, 2021	$9,600
	CMX Gold Weekly Futures
50	Exercise Price: $1,770.00, Notional Amount: $8,850,000, Expiration Date: July 2, 2021	43,500
40	Exercise Price: $1,760.00, Notional Amount: $7,040,000, Expiration Date: July 2, 2021	20,400
	NYBOT Coffee 'C' Futures
100	Exercise Price: $1.575, Notional Amount: $5,906,250, Expiration Date: July 9, 2021	88,875
100	Exercise Price: $1.50, Notional Amount: $5,625,000, Expiration Date: July 9, 2021	16,125
35	Exercise Price: $1.45, Notional Amount: $1,903,125, Expiration Date: July 9, 2021	1,706
30	Exercise Price: $1.35, Notional Amount: $1,518,750, Expiration Date: July 9, 2021	338
	NYMEX Crude Oil Futures
200	Exercise Price: $73.00, Notional Amount: $14,600,000, Expiration Date: July 15, 2021	326,000
50	Exercise Price: $69.50, Notional Amount: $3,475,000, Expiration Date: July 15, 2021	33,500
	NYMEX Natural Gas Futures
30	Exercise Price: $3.45, Notional Amount: $1,035,000, Expiration Date: July 27, 2021	24,900
50	Exercise Price: $3.30, Notional Amount: $1,650,000, Expiration Date: July 27, 2021	20,500
50	Exercise Price: $3.20, Notional Amount: $1,600,000, Expiration Date: July 27, 2021	11,500
50	Exercise Price: $3.00, Notional Amount: $1,500,000, Expiration Date: July 27, 2021	3,500
100	Exercise Price: $2.65, Notional Amount: $2,650,000, Expiration Date: July 27, 2021	1,000
65	Exercise Price: $3.50, Notional Amount: $2,275,000, Expiration Date: August 26, 2021	111,800
	NYMEX WTI Crude Oil Weekly Futures
100	Exercise Price: $72.75, Notional Amount: $7,275,000, Expiration Date: July 2, 2021	68,000
50	Exercise Price: $72.50, Notional Amount: $3,625,000, Expiration Date: July 2, 2021	30,000
100	Exercise Price: $71.00, Notional Amount: $7,100,000, Expiration Date: July 2, 2021	28,000
100	Exercise Price: $69.50, Notional Amount: $6,950,000, Expiration Date: July 2, 2021	13,000
50	Exercise Price: $72.50, Notional Amount: $3,625,000, Expiration Date: July 9, 2021	55,000
	OTC EUR versus USD
60	Exercise Price: $1.21, Notional Amount: $9,075,000, Expiration Date: July 4, 2021	177,000
50	Exercise Price: $1.19, Notional Amount: $7,437,500, Expiration Date: August 6, 2021	65,000
	TOTAL PUT OPTIONS
	(Cost $2,266,597)	1,304,044

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $3,196,185)	$2,484,092

Principal
Amount
	SHORT-TERM INVESTMENTS - 66.4%
$110,527,643	UMB Money Market Fiduciary, 0.01%[2]	110,527,643
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $110,527,643)	110,527,643

	TOTAL INVESTMENTS - 72.1%
	(Cost $120,724,387)	120,010,937
	Other Assets in Excess of Liabilities - 27.9%	46,372,342
	TOTAL NET ASSETS - 100.0%	$166,383,279

See accompanying Notes to Financial Statements.

10

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Number
of Contracts
	WRITTEN OPTIONS CONTRACTS - (0.4)%
	CALL OPTIONS - (0.2)%
	CBOT Corn Futures
(100)	Exercise Price: $5.90, Notional Amount: $2,950,000, Expiration Date: July 23, 2021	$(182,500)
	CBOT Soybean Futures
(20)	Exercise Price: $59.50, Notional Amount: $714,000, Expiration Date: July 23, 2021	(67,140)
	NYMEX Natural Gas Futures
(30)	Exercise Price: $3.70, Notional Amount: $1,110,000, Expiration Date: July 27, 2021	(45,900)
	NYBOT Coffee 'C' Futures
(30)	Exercise Price: $1.60, Notional Amount: $1,800,000, Expiration Date: July 9, 2021	(38,138)
(35)	Exercise Price: $1.75, Notional Amount: $2,296,875, Expiration Date: August 13, 2021	(51,975)
	TOTAL CALL OPTIONS
	(Proceeds $206,229)	(385,653)

	PUT OPTIONS - (0.2)%
	NYBOT Coffee 'C' Futures
(100)	Exercise Price: $1.55, Notional Amount: $5,812,500, Expiration Date: August 13, 2021	(219,000)
	NYMEX Natural Gas Futures
(65)	Exercise Price: $3.25, Notional Amount: $2,112,500, Expiration Date: August 26, 2021	(48,750)
	TOTAL PUT OPTIONS
	(Proceeds $331,000)	(267,750)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $557,229)	$(653,403)

AUD - Australian Dollar

EUR - Euro

[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securites pledged as collateral was $6,999,202, which represents 4.2% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

11

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

FUTURES CONTRACTS

Long Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2021	Unrealized Appreciation (Depreciation)
Commodity Futures
CBOT Corn	September 2021	39	$1,070,202	$1,168,538	$98,336
CBOT Corn	December 2021	182	4,798,780	5,355,350	556,570
CBOT Soybean	August 2021	10	749,173	715,000	(34,173)
CBOT Soybean	November 2021	98	6,339,184	6,855,100	515,916
CBOT Soybean Meal	August 2021	35	1,368,545	1,321,250	(47,295)
CBOT Soybean Meal	September 2021	75	3,014,128	2,842,500	(171,628)
CBOT Soybean Meal	December 2021	35	1,360,435	1,335,950	(24,485)
CBOT Soybean Oil	August 2021	39	1,471,521	1,484,028	12,507
CBOT Soybean Oil	December 2021	138	4,655,593	5,196,528	540,935
CBOT Wheat	September 2021	60	2,026,729	2,038,500	11,771
CME Lean Hogs	August 2021	85	3,653,682	3,510,500	(143,182)
CME Live Cattle	August 2021	100	4,630,099	4,909,000	278,901
CMX Copper	September 2021	97	10,889,770	10,400,825	(488,945)
CMX Gold	August 2021	80	14,912,847	14,172,800	(740,047)
CMX Silver	September 2021	52	7,300,965	6,810,440	(490,525)
ICE Brent Crude Oil	September 2021	122	8,278,605	9,103,640	825,035
ICE Low Sulphur Gas	September 2021	40	2,377,097	2,399,000	21,903
ICE Robusta Coffee	September 2021	145	2,329,163	2,472,250	143,087
KCBT Hard Red Winter Wheat	September 2021	115	3,600,364	3,789,250	188,886
LME Primary Aluminum	July 2021	120	6,886,900	7,558,500	671,600
LME Primary Aluminum	September 2021	120	7,230,400	7,573,500	343,100
LME Primary Nickel	July 2021	49	4,792,917	5,352,564	559,647
LME Primary Nickel	September 2021	49	5,104,823	5,354,916	250,093
LME Zinc	November 2021	37	2,578,792	2,747,481	168,689
LME Zinc	November 2021	37	2,708,292	2,753,725	45,433
MGE Red Wheat	September 2021	3	115,695	127,463	11,768
NYB Orange Juice	September 2021	4	71,355	73,890	2,535
NYBOT Cocoa	September 2021	20	482,474	477,800	(4,674)
NYBOT Cocoa	December 2021	30	676,612	728,700	52,088
NYBOT Coffee 'C'	September 2021	89	5,258,402	5,331,656	73,254
NYBOT Cotton #2	December 2021	61	2,637,872	2,589,450	(48,422)
NYBOT Sugar #11	October 2021	132	2,620,229	2,644,858	24,629
NYMEX Natural Gas	September 2021	363	11,720,583	13,155,120	1,434,537
NYMEX Natural Gas	May 2022	105	2,451,332	3,062,850	611,518
NYMEX Natural Gas	July 2022	15	374,097	446,550	72,453
NYMEX Natural Gas	October 2022	10	250,271	299,400	49,129
NYMEX Natural Gas	November 2022	33	857,343	1,007,490	150,147
NYMEX Natural Gas	January 2023	5	125,916	163,750	37,834
NYMEX Natural Gas	February 2023	5	125,916	160,400	34,484
NYMEX Natural Gas	March 2023	5	125,916	150,450	24,534
NYMEX Natural Gas	April 2023	5	125,916	131,900	5,984
NYMEX Natural Gas	May 2023	5	125,916	129,700	3,784
NYMEX Natural Gas	June 2023	5	125,916	131,550	5,634
NYMEX Natural Gas	July 2023	5	125,916	133,550	7,634
NYMEX Natural Gas	August 2023	5	125,916	134,000	8,084
NYMEX Natural Gas	September 2023	5	125,916	133,400	7,484
NYMEX Natural Gas	October 2023	5	125,916	134,950	9,034
NYMEX Natural Gas	November 2023	5	125,916	138,100	12,184
NYMEX Natural Gas	December 2023	5	125,916	146,350	20,434
NYMEX NY Harbor ULSD	September 2021	44	3,919,930	3,937,534	17,604

12

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

FUTURES CONTRACTS – Continued

Long Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2021	Unrealized Appreciation (Depreciation)
Commodity Futures - Continued
NYMEX RBOB Gasoline	August 2021	25	2,119,751	2,353,890	234,139
NYMEX RBOB Gasoline	September 2021	95	8,681,734	8,871,366	189,632
NYMEX WTI Crude Oil	August 2021	49	3,601,609	3,600,030	(1,579)
NYMEX WTI Crude Oil	September 2021	200	13,628,624	14,554,000	925,376
NYMEX WTI Crude Oil	October 2021	30	2,129,194	2,152,800	23,606

Foreign Exchange Futures
CME Australian Dollar	September 2021	45	3,481,705	3,374,100	(107,605)
CME Euro	September 2021	69	10,461,462	10,233,563	(227,899)
CME New Zealand Dollar	September 2021	30	2,160,097	2,094,900	(65,197)
CME Mexican Peso	September 2021	39	976,296	969,150	(7,146)
Total Long Contracts			$194,316,665	$201,040,172	$6,679,130

Short Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2021	Unrealized Appreciation (Depreciation)
Commodity Futures
LME Primary Aluminum	July 2021	(120)	$(7,198,100)	$(7,558,500)	$(360,400)
LME Primary Nickel	July 2021	(49)	(5,096,327)	(5,352,564)	(256,237)
LME Zinc	July 2021	(37)	(2,697,177)	(2,747,481)	(50,304)

Equity Futures
CME E-mini S&P 500	September 2021	(3)	(635,475)	(643,290)	(7,815)

Foreign Exchange Futures
FNX United States Dollar	September 2021	(30)	(2,697,091)	(2,772,930)	(75,839)
Total Short Contracts			(18,324,170)	(19,074,765)	(750,595)

TOTAL FUTURES CONTRACTS			$175,992,495	$181,965,407	$5,928,535

See accompanying Notes to Financial Statements.

13

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

FORWARD FOREIGN CURRENCY CONTRACTS

Purchase Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Notional Value	Value at June 30, 2021	Unrealized Appreciation (Depreciation)
Chinese Yuan Renminbi	Societe Generale	CNH per USD	July 19, 2021	7,040,900	$1,100,271	$1,087,030	$(13,241)
Chilaean Peso	Societe Generale	CLP per USD	July 19, 2021	735,800,000	1,024,477	1,001,445	(23,032)
					$2,124,748	$2,088,475	$(36,273)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS					$2,124,748	$2,088,475	$(36,273)

CLP - Chilean Peso

CNH - Chinese Yuan Renminbi

USD - United States Dollar

See accompanying Notes to Financial Statements.

14

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of June 30, 2021

Security Type/Industry	Percent of Total Net Assets
U.S. Government and Agencies	4.2%
Purchased Options Contracts	1.5%
Short-Term Investments	66.4%
Total Investments	72.1%
Other Assets in Excess of Liabilities	27.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

15

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2021

Assets:
Investments, at value (cost $117,527,572)	$117,526,845
Purchased options contracts, at value (cost $3,196,815)	2,484,092
Cash held by broker for futures contracts	34,527,584
Cash collateral held at custodian for benefit of broker for forward foreign currency exchange contracts	7,000,000
Receivables:
Fund shares sold	75,543
Variation margin	5,890,393
Dividends and Interest	872
Prepaid expenses	11,509
Other assets	12,219
Total assets	167,529,057

Liabilities:
Written options contracts, at value (proceeds $537,229)	653,403
Foreign currency due to custodian, at value (proceeds $2,475)	2,541
Payables:
Investment securities purchased	5,143
Fund shares redeemed	63,873
Dividends and interest on securities sold short	70
Unrealized depreciation on forward foreign currency exchange contracts	36,273
Advisory fees	210,010
Shareholder servicing fees (Note 7)	4,866
Fund administration fees	22,823
Fund accounting fees	12,829
Transfer agent fees and expenses (Note 2)	59,464
Custody fees	9,342
Auditing fees	20,200
Trustees' deferred compensation (Note 3)	7,124
Chief Compliance Officer fees	5,730
Trustees' fees and expenses	688
Accrued other expenses	31,399
Total liabilities	1,145,778

Net Assets	$166,383,279

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$113,623,642
Total distributable earnings	52,759,637
Net Assets	$166,383,279

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$3,175,952
Shares of beneficial interest issued and outstanding	327,226
Redemption price per share	$9.71

Institutional Class Shares:
Net assets applicable to shares outstanding	$163,207,327
Shares of beneficial interest issued and outstanding	16,722,718
Redemption price per share	$9.76

See accompanying Notes to Financial Statements.

16

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2021

Investment Income:
Dividends	$4,277
Interest	12,999
Total investment income	17,276

Expenses:
Advisory fees	2,036,063
Shareholder servicing fees - Advisor Class (Note 7)	4,647
Fund administration fees	160,981
Fund accounting fees	81,661
Sub-transfer agent fees and expenses - Institutional Class	213,136
Transfer agent fees and expenses	40,004
Custody fees	12,533
Interest expense	140,951
Shareholder reporting fees	51,544
Registration fees	41,300
Chief Compliance Officer fees	25,089
Legal fees	21,184
Auditing fees	20,285
Miscellaneous	19,335
Trustees' fees and expenses	11,599
Insurance fees	3,931
Total expenses	2,884,243
Fees paid indirectly (Note 3)	(1,244)
Sub-transfer agent fees and expenses - Institutional Class waived	(39,115)
Net expenses	2,843,884
Net investment loss	(2,826,608)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	426,370
Purchased options contracts	(30,899,675)
Futures contracts	68,693,347
Securities sold short	(92,625)
Written options contracts	5,774,133
Forward foreign currency exchange contracts	(223,428)
Foreign currency transactions	149,958
Net realized gain	43,828,080
Net change in unrealized appreciation/depreciation on:
Investments	(18,923)
Purchased options contracts	(219,320)
Futures contracts	3,638,130
Securities sold short	(15,090)
Written options contracts	(56,443)
Forward foreign currency exchange contracts	(36,273)
Foreign currency translations	(74)
Net change in unrealized appreciation/depreciation	3,292,007
Net realized and unrealized gain	47,120,087

Net Increase in Net Assets from Operations	$44,293,479

See accompanying Notes to Financial Statements.

17

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(2,826,608)	$(1,204,563)
Net realized gain (loss) on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	43,828,080	(17,579,391)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	3,292,007	1,567,716
Net increase from payment by affiliate (Note 3)	-	27,939
Net increase (decrease) in net assets resulting from operations	44,293,479	(17,188,299)

Distributions to Shareholders:
Advisor Class	-	(2,570)
Institutional Class	-	(117,992)
Total distributions to shareholders	-	(120,562)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	1,516,041	886,520
Institutional Class	48,735,120	76,393,856
Reinvestment of distributions:
Advisor Class	-	2,570
Institutional Class	-	117,962
Cost of shares redeemed:
Advisor Class	(2,916,465)	(1,428,456)
Institutional Class	(49,966,817)	(54,966,968)
Net increase (decrease) in net assets from capital transactions	(2,632,121)	21,005,484

Total increase in net assets	41,661,358	3,696,623

Net Assets:
Beginning of period	124,721,921	121,025,298
End of period	$166,383,279	$124,721,921

Capital Share Transactions:
Shares sold:
Advisor Class	178,150	121,669
Institutional Class	5,738,909	10,171,774
Shares reinvested:
Advisor Class	-	326
Institutional Class	-	14,894
Shares redeemed:
Advisor Class	(370,984)	(190,345)
Institutional Class	(6,151,305)	(7,493,878)
Net increase (decrease) in capital share transactions	(605,230)	2,624,440

See accompanying Notes to Financial Statements.

18

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$7.03		$8.01		$8.70		$8.45		$8.87
Income from Investment Operations:
Net investment income (loss)[1]	(0.18)		(0.07)		-	[2]	(0.11)		(0.18)
Net realized and unrealized gain (loss)	2.86		(0.91)[6]		(0.25)		0.35		(0.24)
Total from investment operations	2.68		(0.98)		(0.25)		0.24		(0.42)

Less Distributions:
From net investment income	-		-	[2]	(0.44)		-		-

Redemption fee proceeds[1]	-		-		-		0.01		-	[2]

Net asset value, end of period	$9.71		$7.03		$8.01		$8.70		$8.45

Total return[3]	38.12%		(12.18)%		(3.06)%		3.08%		(4.74)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,176		$3,655		$4,713		$5,160		$21,174

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	2.15	% [4]	2.02	% [4]	2.00	% [4]	2.15	% [4]	2.39	% [4]
After fees waived/recovered	2.15	% [4]	2.01	% [4]	2.01	% [4]	2.03	% [4]	2.06	% [4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	(2.14)%		(0.96)%		0.01%		(1.38)%		(2.31)%
After fees waived/recovered	(2.14)%		(0.95)%		0.00%		(1.26)%		(1.98)%

Portfolio turnover rate	244	% [5]	4,249	% [5]	5,463	% [5]	1,040	% [5]	26%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.10% for the year ended June 30, 2021. For the prior periods, the ratios would have been lowered by 0.01%, 0.01%, 0.00%, and 0.01%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.
[6]	Payment by affiliates had no impact to the total return (Note 3).

See accompanying Notes to Financial Statements.

19

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$7.07		$8.05		$8.74		$8.51		$8.94
Income from Investment Operations:
Net investment income (loss)[1]	(0.18)		(0.07)		-	[2]	(0.11)		(0.17)
Net realized and unrealized gain (loss)	2.87		(0.90	) [6]	(0.26)		0.36		(0.26)
Total from investment operations	2.69		(0.97)		(0.26)		0.25		(0.43)

Less Distributions:
From net investment income	-		(0.01)		(0.43)		(0.02)		-

Redemption fee proceeds[1]	-		-		-		-	[2]	-	[2]

Net asset value, end of period	$9.76		$7.07		$8.05		$8.74		$8.51

Total return[3]	38.05%		(12.10)%		(3.04)%		3.00%		(4.81)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$163,207		$121,066		$116,312		$125,566		$129,224

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	2.12	% [4]	2.01	% [4]	2.02	% [4]	2.17	% [4]	2.32	% [4]
After fees waived/recovered	2.09	% [4]	2.00	% [4]	2.00	% [4]	1.99	% [4]	1.99	% [4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	(2.11)%		(0.94)%		(0.01)%		(1.40)%		(2.24)%
After fees waived/recovered	(2.08)%		(0.93)%		0.01%		(1.22)%		(1.91)%

Portfolio turnover rate	244	% [5]	4,249	% [5]	5,463	% [5]	1,040	% [5]	26%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.10% for the year ended June 30, 2021. For the prior periods, the ratios would have been lowered by 0.01%, 0.01%, 0.00%, and 0.01%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.
[6]	Payment by affiliates had no impact to the total return (Note 3).

See accompanying Notes to Financial Statements.

20

SilverPepper Merger Arbitrage Fund

FUND PERFORMANCE at June 30, 2021 (Unaudited)

 This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of June 30, 2021	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	3.44%	0.83%	2.32%	10/31/13
Institutional Class	3.57%	1.06%	2.55%	10/31/13
S&P 500® Index	40.79%	17.65%	14.64%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 3.23% and 3.23%, respectively, and for the Institutional Class shares were 3.04% and 2.98%, respectively, which were the amounts stated in the current prospectus dated November 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2030 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2021

Number of Shares		Value
	COMMON STOCKS — 183.3%
	COMMUNICATIONS — 0.4%
2,978	SharpSpring, Inc.*	$50,298
	CONSUMER DISCRETIONARY — 2.4%
8,815	At Home Group, Inc.*	324,745
82	Knoll, Inc.	2,131
		326,876
	ENERGY — 0.6%
4,696	Cabot Oil & Gas Corp.	81,992
	FINANCIALS — 97.3%
34,642	American River Bankshares[1]	627,020
10,938	Athene Holding Ltd. - Class A*,2	738,315
78,955	Cadence BanCorp[1]	1,648,580
9,642	Century Bancorp, Inc. - Class A1	1,099,188
19,000	CIT Group, Inc.[1]	980,210
113,122	Community Bankers Trust Corp.[1]	1,282,804
31,851	First Choice Bancorp[1]	969,863
45,000	Flagstar Bancorp, Inc.[1]	1,902,150
38,771	Meridian Bancorp, Inc.[1]	793,255
94,367	Pacific Mercantile Bancorp*,1	811,556
25,839	Premier Financial Bancorp, Inc.[1]	435,387
102,192	Select Bancorp, Inc.*,1	1,647,335
6,922	Severn Bancorp, Inc.	82,372
4,168	Watford Holdings Ltd.*,2	145,838
		13,163,873
	HEALTH CARE — 47.3%
10,401	Alexion Pharmaceuticals, Inc.*,1	1,910,768
60,948	Constellation Pharmaceuticals, Inc.*,1	2,060,042
40,777	Luminex Corp.[1]	1,500,594
9,446	Magellan Health, Inc.*,1	889,813
100	PRA Health Sciences, Inc.*	16,521
1,402	Soliton, Inc.*	31,531
		6,409,269
	INDUSTRIALS — 8.5%
4,637	CAI International, Inc.	259,672
719	Diamond S Shipping, Inc.*,2	7,161
20,000	Navistar International Corp.*,1	890,000
		1,156,833
	MATERIALS — 0.1%
382	Ferro Corp.*	8,240
22

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY — 26.7%
1,407	Nuance Communications, Inc.*,1	$76,597
6,779	Proofpoint, Inc.*,1	1,177,919
50,000	Slack Technologies, Inc. - Class A*,1	2,215,000
2,658	Sykes Enterprises, Inc.*	142,735
		3,612,251
	UTILITIES — 0.0%
100	PNM Resources, Inc.	4,877
	TOTAL COMMON STOCKS
	(Cost $24,944,598)	24,814,509

Principal Amount
	SHORT-TERM INVESTMENTS — 13.1%
$1,766,779	UMB Money Market Fiduciary, 0.01%[3]	1,766,779
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,766,779)	1,766,779
	TOTAL INVESTMENTS — 196.4%
	(Cost $26,711,376)	26,581,288
	Liabilities in Excess of Other Assets — (96.4)%	(13,045,353)
	TOTAL NET ASSETS — 100.0%	$13,535,935

Number of Shares
	SECURITIES SOLD SHORT — (106.9)%
	COMMON STOCKS — (106.9)%
	CONSUMER DISCRETIONARY — 0.0%
(26)	Herman Miller, Inc.	(1,226)
	ENERGY — (0.6)%
(1,172)	Cimarex Energy Co.	(84,911)
	FINANCIALS — (89.3)%
(12,568)	Apollo Global Management, Inc.	(781,730)
(47,139)	Banc of California, Inc.	(826,818)
(55,268)	BancorpSouth Bank	(1,565,742)
(19,841)	Bank of Marin Bancorp	(632,928)
(21,031)	Enterprise Financial Services Corp.	(975,628)
(41,658)	First Bancorp/Southern Pines NC	(1,704,229)
(1,178)	First Citizens BancShares, Inc. - Class A	(980,968)
(10,661)	Independent Bank Corp.	(804,905)
(180,680)	New York Community Bancorp, Inc.	(1,991,094)
(14,988)	Peoples Bancorp, Inc.	(443,944)
23

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
(4,299)	Shore Bancshares, Inc.	$(72,008)
(35,890)	United Bankshares, Inc.	(1,309,985)
		(12,089,979)
	HEALTH CARE — (9.9)%
(22,096)	AstraZeneca PLC - ADR[2]	(1,323,550)
(41)	ICON PLC*,2	(8,475)
		(1,332,025)
	INDUSTRIALS — (0.1)%
(398)	International Seaways, Inc.[2]	(7,634)
	TECHNOLOGY — (7.0)%
(3,880)	salesforce.com, Inc.*	(947,768)
	TOTAL COMMON STOCKS
	(Proceeds $14,742,191)	(14,463,543)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $14,742,191)	$(14,463,543)

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $21,858,641, which represents 161.5% of total net assets of the Fund.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

24

SilverPepper Merger Arbitrage Fund

SUMMARY OF INVESTMENTS

As of June 30, 2021

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	97.3%
Health Care	47.3%
Technology	26.7%
Industrials	8.5%
Consumer Discretionary	2.4%
Energy	0.6%
Communications	0.4%
Materials	0.1%
Utilities	0.0%
Total Common Stocks	183.3%
Short-Term Investments	13.1%
Total Investments	196.4%
Liabilities in Excess of Other Assets	(96.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

25

SilverPepper Merger Arbitrage Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2021

Assets:
Investments, at value (cost $26,711,376)	$26,581,288
Cash deposited with brokers for securities sold short	1,819,409
Receivables:
Investment securities sold	7,372
Dividends and interest	20,192
Prepaid expenses	9,345
Total assets	28,437,606

Liabilities:
Securities sold short, at value (proceeds $14,742,191)	14,463,543
Payables:
Investment securities purchased	277,625
Fund shares redeemed	5,529
Advisory Fees	17,746
Shareholder servicing fees (Note 7)	1,672
Fund administration fees	8,112
Fund accounting fees	10,296
Transfer agent fees and expenses (Note 2)	15,405
Custody fees	8,154
Dividends on securities sold short	50,764
Auditing fees	17,000
Trustees' deferred compensation (Note 3)	6,725
Chief Compliance Officer fees	3,581
Trustees' fees and expenses	1,772
Accrued other expenses	13,747
Total liabilities	14,901,671

Net Assets	$13,535,935

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$15,270,184
Total accumulated deficit	(1,734,249)
Net Assets	$13,535,935

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$399,758
Shares of beneficial interest issued and outstanding	38,016
Redemption price per share	$10.52

Institutional Class Shares:
Net assets applicable to shares outstanding	$13,136,177
Shares of beneficial interest issued and outstanding	1,225,498
Redemption price per share	$10.72

See accompanying Notes to Financial Statements.

26

SilverPepper Merger Arbitrage Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2021

Investment Income:
Dividends	$354,393
Interest	601
Total investment income	354,994

Expenses:
Advisory fees	331,054
Interest and dividends on securities sold short	123,773
Fund accounting fees	56,392
Fund administration fees	40,804
Registration fees	34,299
Transfer agent fees and expenses	31,226
Chief Compliance Officer fees	21,250
Sub-transfer agent fees and expenses - Institutional Class	19,936
Auditing fees	17,000
Legal fees	12,502
Custody fees	10,705
Trustees' fees and expenses	10,501
Shareholder reporting fees	6,801
Miscellaneous	4,126
Shareholder servicing fees - Advisor Class (Note 7)	2,714
Insurance fees	2,297
Total expenses	725,380
Fees and expenses - Advisor Class waived	(6,845)
Sub-transfer agent fees and expenses - Institutional Class waived	(152,850)
Net expenses	565,685
Net investment loss	(210,691)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	254,430
Securities sold short	533,779
Net realized gain	788,209
Net change in unrealized appreciation/depreciation on:
Investments	609,497
Securities sold short	(504,962)
Net change in unrealized appreciation/depreciation	104,535
Net realized and unrealized gain	892,744
Net Increase in Net Assets from Operations	$682,053

See accompanying Notes to Financial Statements.

27

SilverPepper Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(210,691)	$(625,439)
Net realized gain (loss) on investments and securities sold short	788,209	(1,447,991)
Net change in unrealized appreciation/depreciation on investments and securities sold short	104,535	(383,425)
Net increase (decrease) in net assets resulting from operations	682,053	(2,456,855)

Distributions to Shareholders:
Distributions:
Advisor Class	-	(124,758)
Institutional Class	-	(1,893,732)
Total distributions to shareholders	-	(2,018,490)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	110,865	981,357
Institutional Class	2,401,096	15,233,859
Reinvestment of distributions:
Advisor Class	-	124,758
Institutional Class	-	1,885,021
Cost of shares redeemed:
Advisor Class	(1,245,998)	(2,384,452)
Institutional Class	(37,816,587)	(24,916,640)
Net decrease in net assets from capital transactions	(36,550,624)	(9,076,097)

Total decrease in net assets	(35,868,571)	(13,551,442)

Net Assets:
Beginning of period	49,404,506	62,955,948
End of period	$13,535,935	$49,404,506

Capital Share Transactions:
Shares sold:
Advisor Class	10,847	88,855
Institutional Class	229,561	1,382,470
Shares reinvested:
Advisor Class	-	11,456
Institutional Class	-	170,590
Shares redeemed:
Advisor Class	(120,189)	(238,079)
Institutional Class	(3,634,651)	(2,289,031)
Net decrease in capital share transactions	(3,514,432)	(873,739)

See accompanying Notes to Financial Statements.

28

SilverPepper Merger Arbitrage Fund

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2021

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$682,053
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchase of long-term investments	(96,240,638)
Sales of long-term investments	84,274,076
Proceeds from securities sold short	29,994,394
Cover short securities	(17,677,063)
Sale of short-term investment securities, net	35,996,250
Increase in receivables for securities sold	(7,372)
Decrease in dividends and interest receivables	1,456
Increase in other assets	(2,102)
Increase in payables for securities purchased	277,625
Increase in dividends on securities sold short payable and interest expense	18,437
Decrease in accrued expenses	(45,465)
Net realized gain	(777,508)
Net change in unrealized appreciation/depreciation	(104,535)
Net cash provided by operating activities	36,389,608

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	2,517,947
Redemption of shares, net of redemption fees	(39,069,332)
Net cash used for financing activities	(36,551,385)

Net decrease in cash	(161,777)

Cash and cash equivalents:
Beginning cash balance	16,400
Beginning cash held at broker	1,964,786
Total beginning cash and cash equivalents	1,981,186

Ending cash balance	-
Ending cash held at broker	1,819,409
Total cash and cash equivalents	$1,819,409

See accompanying Notes to Financial Statements.

29

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$10.17		$10.99		$11.05		$11.07		$10.82
Income from Investment Operations:
Net investment loss[1]	(0.12)		(0.14)		(0.14)		(0.23)		(0.25)
Net realized and unrealized gain (loss)	0.47		(0.30)		0.29		0.31		0.57
Total from investment operations	0.35		(0.44)		0.15		0.08		0.32

Less Distributions:
From net realized gain	-		(0.38)		(0.21)		(0.10)		(0.07)

Redemption fee proceeds[1]	-		-		-		-	[2]	-	[2]

Net asset value, end of period	$10.52		$10.17		$10.99		$11.05		$11.07

Total return[3]	3.44%		(4.21)%		1.38%		0.76%		2.94%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$400		$1,499		$3,135		$9,360		$5,963

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived/recovered	3.43	% [4]	3.20	% [4]	3.00	% [4]	2.96	% [4]	4.98	% [4]
After fees waived/recovered	2.80	% [4]	3.23	% [4]	3.06	% [4]	2.93	% [4]	4.82	% [4]

Ratio of net investment loss to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived/recovered	(1.82)%		(1.24)%		(1.23)%		(2.12)%		(2.43)%
After fees waived/recovered	(1.19)%		(1.27)%		(1.29)%		(2.09)%		(2.27)%

Portfolio turnover rate	428%		342%		419%		385%		317%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.56% for the year ended June 30, 2021. For the prior periods, the ratios would have been lowered by 0.99%, 0.82%, 0.69%, and 2.58%, respectively.

See accompanying Notes to Financial Statements.

30

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$10.35		$11.15		$11.17		$11.16		$10.89
Income from Investment Operations:
Net investment loss[1]	(0.10)		(0.11)		(0.12)		(0.21)		(0.22)
Net realized and unrealized gain (loss)	0.47		(0.31)		0.31		0.32		0.56
Total from investment operations	0.37		(0.42)		0.19		0.11		0.34

Less Distributions:
From net realized gain	-		(0.38)		(0.21)		(0.10)		(0.07)

Redemption fee proceeds[1]	-		-		-		-	[2]	-	[2]

Net asset value, end of period	$10.72		$10.35		$11.15		$11.17		$11.16

Total return[3]	3.57%		(3.96)%		1.73%		1.02%		3.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,136		$47,905		$59,821		$63,457		$57,631

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	3.28	% [4]	3.04	% [4]	2.84	% [4]	2.81	% [4]	4.80	% [4]
After fees waived and expenses absorbed	2.55	% [4]	2.98	% [4]	2.81	% [4]	2.68	% [4]	4.57	% [4]

Ratio of net investment loss to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived/recovered	(1.67)%		(1.08)%		(1.07)%		(1.97)%		(2.25)%
After fees waived and expenses absorbed	(0.94)%		(1.02)%		(1.04)%		(1.84)%		(2.02)%

Portfolio turnover rate	428%		342%		419%		385%		317%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.56% for the year ended June 30, 2021. For the prior periods, the ratios would have been lowered by 0.99%, 0.82%, 0.69%, and 2.58%, respectively.

See accompanying Notes to Financial Statements.

31

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

Note 1 – Organization

SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’) and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”) (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Commodity Strategies Global Macro Fund is classified as a diversified Fund and Merger Arbitrage Fund is classified as a non-diversified Fund.

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary

The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was October 31, 2013. As of June 30, 2021, total assets of the Fund were $167,529,057, of which $38,849,681, or approximately 23.2%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

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SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

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SilverPepper Funds

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June 30, 2021

(e) Futures Contracts

The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Commodity Strategies Global Macro Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

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June 30, 2021

Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Commodity Strategies Global Macro Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

(f) Futures Options

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Funds purchase or write an option, an amount equal to the premium paid or received by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written.  Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions.    The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.  The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.

(g) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

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SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(h) Short-Term Investments

The Commodity Strategies Global Macro Fund may invest a significant amount (66.4% as of June 30, 2021) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk.  The risk is managed by monitoring the financial institution in which the deposits are made.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees and certain transfer agent fees and expenses discussed below, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, written options contracts and futures contracts, the Funds may be required to maintain collateral in various forms. At December 31, 2020, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At December 31, 2020, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended June 30, 2018-21, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(k) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Fund’s respective average daily net assets. The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub-Advisor from its advisory fees. The Advisor has engaged Chicago Capital Management, LLC (“Chicago Capital”) to manage the Merger Arbitrage Fund and pays the Chicago Capital Sub-Advisor from its advisory fees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. These agreements are effective until October 31, 2030, and they may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

The Advisor also is the investment advisor for the Subsidiary. Effective November 1, 2017, the Commodity Strategies Global Macro Fund’s Board of Trustees amended this undertaking to remove the management fee paid at the annual rate of 1.50% of the subsidiary’s average daily net assets. Prior to November 1, 2017, the Subsidiary agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. Also, prior to November 1, 2017, the Advisor contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it received from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.

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SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

For the year ended June 30 2021, the Advisor waived fees of $39,115 for the Commodity Strategies Global Macro Fund, which is attributable to the Institutional Class shares’ sub-transfer agency expenses. For the Merger Arbitrage Fund, the Advisor waived fees of $6,845 from the Advisor Class shares and waived fees of $152,850 attributable to the Institutional Class shares’ sub-transfer agency expenses. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

	Commodity Strategies Global Macro Fund
	Advisor	Institutional	Total
2022	$-	$19,005	$19,005
2023	-	-	-
2024	-	39,115	39,115
Total	$-	$58,120	$58,120

	Merger Arbitrage Fund
	Advisor	Institutional	Total
2022	$-	$21,053	$21,053
2023	-	31,131	31,131
2024	6,845	152,850	159,695
Total	$6,845	$205,034	$211,879

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2021, are reported on the Statement of Operations.

The Commodity Strategies Global Macro Fund and Merger Arbitrage Fund each have a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended June 30, 2021, the total fees reduced by earning credits were $1,244 and $0, for the Commodity Strategies Global Macro Fund and Merger Arbitrage Fund, respectively. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on each Funds’ Statement of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

For the year ended June 30, 2021, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Commodity Strategies Global Macro Fund	$40,004
Merger Arbitrage Fund	31,226

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SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2021, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

The Sub-advisor reimbursed the Commodity Strategies Global Macro Fund $27,939 for losses from a trade error during the fiscal year ended June 30, 2020.  This amount is reported on the Commodity Strategies Global Macro Fund’s Consolidated Statement of Changes under the caption “Net increase from payment by affiliate.”  This reimbursement had no material impact to the Commodity Strategies Global Macro Fund’s performance.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2021, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2021, gross unrealized appreciation and depreciation on investments owned by the Funds and securities sold short, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Cost of investments	$117,626,372	$11,982,751

Gross unrealized appreciation	$8,159,206	$1,114,893
Gross unrealized depreciation	(7,997,483)	(979,899)
Net unrealized appreciation on investments	$161,723	$134,994

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and accumulated earnings on investments as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
Commodity Strategies Global Macro Fund	$(38,525,053)	$38,525,053
Merger Arbitrage Fund	$(441,631)	$441,631

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SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

As of June 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$34,948,788	$-
Undistributed long-term capital gains	-	-
Tax accumulated earnings	34,948,788	-
Accumulated capital and other losses	(3,188,827)	(1,862,518)
Unrealized appreciation (depreciation) on investments	161,723	134,994
Other differences	20,845,077	-
Unrealized Deferred Compensation	(7,124)	(6,725)
Total accumulated earnings (deficit)	$52,759,637	$(1,734,249)

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

At June 30, 2021, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Commodity Strategies Global Macro Fund	$-	$3,188,827	$3,188,827
Merger Arbitrage Fund	1,862,518	-	1,862,518

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$-	$120,562	$-	$2,001,641
Net long-term capital gains	-	-	-	16,849
Total taxable distributions	-	120,562	-	2,018,490
Total distributions paid	$-	$120,562	$-	$2,018,490

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

40

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Note 5 – Redemption Fee

Effective November 1, 2017, the Funds no longer charge redemption fees. Prior to November 1, 2017, the Funds charged a 2.00% redemption fee on all shares redeemed within 90 days of purchase.

Note 6 – Investment Transactions

The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the year ended June 30, 2021, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $614,390 and $1,188,927, respectively. Securities sold short and short securities covered were $514,622 and $763,087, respectively, for the same period.

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the year ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were $96,240,638 and $84,274,076, respectively. Securities sold short and short securities covered were $29,994,394 and $17,677,063, respectively, for the same period.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2021, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
41

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2021, in valuing the Funds’ assets carried at fair value:

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
U.S. Government and Agencies	$-	$6,999,202	$-	$6,999,202
Short-Term Investments	110,527,643	-	-	110,527,643
Total Investments	110,527,643	6,999,202	-	117,526,845
Purchased Options Contracts	2,358,954	125,138	-	2,484,092
Total Investments and Options	112,886,597	7,124,340	-	120,010,937
Other Financial Instruments*
Futures Contracts	9,281,932	-	-	9,281,932
Total Assets	$122,168,529	$7,124,340	$-	$129,292,869

Liabilities
Investments
Written Options Contracts	$604,653	$48,750	$-	$653,403
Total Investments	604,653	48,750	-	653,403

Other Financial Instruments*
Futures Contracts	3,353,397	-	-	3,353,397
Forward Foreign Currency Contracts	-	36,273	-	36,273
Total Liabilities	$3,958,050	$85,023	$-	$4,043,073

42

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

*	Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities at period end.

Merger Arbitrage Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks[1]	$24,814,509	$-	$-	$24,814,509
Short-Term Investments	1,766,779	-	-	1,766,779
Total Assets	$26,581,288	$-	$-	$26,581,288

Liabilities
Securities Sold Short
Common Stocks[1]	$14,463,543	$-	$-	$14,463,543
Total Liabilities	$14,463,543	$-	$-	$14,463,543

[1]	For a detailed break-out of common stocks, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 and Level 3 securities at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the year ended June 30, 2021. The Merger Arbitrage Fund did not invest in any derivatives during the year ended June 30, 2021.

43

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2021 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$2,222,842	Written options contracts, at value	$653,403
	Variation margin	9,281,932	Variation margin	2,861,896
Equity contracts	Purchased options contracts, at value	-	Written options contracts, at value	-
	Variation margin	-	Variation margin	7,815
Foreign exchange contracts	Purchased options contracts, at value	261,250	Written options contracts, at value	-
	Variation margin	-	Variation margin	483,686
	Unrealized appreciation on forward foreign currency exchange contracts	-	Unrealized depreciation on forward foreign currency exchange contracts	36,273
Total		$11,766,024		$4,043,073

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2021 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(29,198,377)	$66,896,273	$5,736,919	$-	$43,434,815
Equity contracts	(164,946)	(177,795)	-	-	(342,741)
Foreign exchange contracts	(1,536,352)	1,974,869	37,214	(223,428)	252,303
Total	$(30,899,675)	$68,693,347	$5,774,133	$(223,428)	$43,344,377

44

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(304,387)	$4,067,313	$(56,443)	$-	$3,706,483
Equity contracts	(86,356)	(12,750)	-	-	(99,106)
Foreign exchange contracts	171,423	(416,433)	-	(36,273)	(281,283)
Total	$(219,320)	$3,638,130	$(56,443)	$(36,273)	$3,326,094

The quarterly average volumes of derivative instruments in the Commodity Strategies Global Macro Fund as of June 30, 2021 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Commodity contracts	Purchased options contracts	$164,848,805
	Long futures contracts	143,764,662
	Short futures contracts	(8,791,484)
	Written options contracts	(16,368,500)
Equity contracts	Purchased options contracts	3,990,600
	Long futures contracts	114,866
	Short futures contracts	(628,684)
	Written options contracts	(422,500)
Foreign exchange contracts	Purchased options contracts	70,353,125
	Long futures contracts	8,462,979
	Long forward foreign currency exchange contracts	1,450,360
	Short futures contracts	(2,028,043)
	Short forward foreign currency exchange contracts	(1,115,850)
	Written options contracts	1,481,250

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for Commodity Strategies Global Macro Fund.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

45

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The Commodity Strategies Global Macro Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on forward foreign currency exchange contracts – liability payable	Societe Generale	$(36,273)	$-	$36,273	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds’, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Funds’ invests and may lead to losses on your investment in the Funds’. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of SilverPepper Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2021, the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and with respect to SilverPepper Merger Arbitrage Fund the statement of cash flows, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of the SilverPepper Merger Arbitrage Fund as of June 30, 2021, the results of their operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and with respect to SilverPepper Merger Arbitrage Fund cash flows, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and their financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting SilverPepper Funds	Statement of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)	Statement of Cash Flows	Statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)	Financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)
SilverPepper Commodity Strategies Global Macro Fund	For the year ended June 30, 2021.	N/A	For each of the two years in the period ended June 30, 2021.	For each of the five years in the period ended June 30, 2021
SilverPepper Merger Arbitrage Fund	For the year ended June 30, 2021.	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021.	For each of the five years in the period ended June 30, 2021.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

47

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 30, 2021

48

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2021, 0% and 0% of the dividends to be paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Commodity Strategies Fund and Merger Arbitrage Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Commodity Strategies Fund and Merger Arbitrage Fund, respectively, designates income dividends of 0% and 0% as qualified dividend income paid during the fiscal year ended June 30, 2021.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	2	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	2	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	2	361 Social Infrastructure Fund, a closed-end investment company.

49

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustee:
John P. Zaderᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 20 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	2	Investment Managers Series Trust II, a registered investment company (includes 20 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quillᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	361 Social Infrastructure Fund, a closed-end investment company.
Officer of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

50

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 - 2019).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.
51

SilverPepper Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2021 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/2021	6/30/2021	1/1/2021 - 6/30/2021
Advisor Class	Actual Performance	$ 1,000.00	$ 1,158.70	$ 11.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.64
Institutional Class	Actual Performance	1,000.00	1,159.10	11.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.40	10.47

*	Expenses are equal to the Fund’s annualized expense ratios of 2.13% and 2.10% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
52

SilverPepper Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2021 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/1/2021	6/30/2021	1/1/2021 - 6/30/2021
Advisor Class	Actual Performance	$ 1,000.00	$ 1,019.40	$ 17.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,007.18	17.68
Institutional Class	Actual Performance	1,000.00	1,020.00	16.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.19	16.67

*	Expenses are equal to the Fund’s annualized expense ratios of 3.55% and 3.35% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
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SilverPepper Funds

Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
332 Skokie Valley Road, Suite 224
Highland Park, Illinois 60035

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Inc.
25887 County Road 12

Preston, Minnesota 55965

Sub-Advisor to the Merger Arbitrage Fund
Chicago Capital Management, LLC

311 South Wacker Drive, Suite 6025

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (855) 554-5540 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 554-5540.

SilverPepper Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 554-5540

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-554-5540.

Item 3. Audit Committee Financial Expert.

The registrants board of trustees has determined that there is at least on audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert’ and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$31,600	$30,950
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/8/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/8/2021